WRL FREEDOM PREMIER	WRL FREEDOM CONQUERORSM
WRL FREEDOM WEALTH CREATOR
Issued by

TRANSAMERICA LIFE INSURANCE COMPANY
WRL SERIES ANNUITY ACCOUNT
And

WRL FREEDOM PREMIER III VARIABLE ANNUITY
Issued by
TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA U

Supplement dated October 1, 2026
To the
Prospectus dated May 1, 2026

Effective on or about November 1, subject to shareholder approval, based on changes to the underlying portfolios, the Appendix: Investment Options Available Under the Policy is revised to reflect the following change:

Current Portfolio Name	New Portfolio Name	Current Subadvisor	New Subadvisor
Transamerica JPMorgan Tactical Allocation VP	Transamerica Multi-Managed Conservative VP	J.P. Morgan Investment Management Inc	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
New Investment Objective	Seeks total return through the combination of income and capital appreciation.

This Supplement updates certain information in the above referenced Prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.
Please read this Supplement carefully and retain it for future reference.